U.S. Global Investors Funds
Eastern European Fund and Global Emerging Markets Fund
SUPPLEMENT DATED November 17, 2008
TO THE STATEMENT OF ADDITIONAL INFORMATION (SAI) DATED OCTOBER 1, 2008
EFFECTIVE NOVEMBER 7, 2008, THE DAY TO DAY MANAGEMENT OF THE EASTERN EUROPEAN FUND AND GLOBAL EMERGING MARKETS FUND WAS ASSUMED BY U.S. GLOBAL INVESTORS, INC., ALTHOUGH CHARLEMAGNE CAPITAL (IOM) LIMITED WILL CONTINUE TO SERVE AS SUB-ADVISER PROVIDING NON-DISCRETIONARY ADVISORY SERVICES TO THE FUNDS.
THE FOLLOWING SHOULD BE ADDED AFTER THE FIRST TWO TABLES UNDER “INVESTMENT ADVISORY AND OTHER SERVICES” ON PAGE 85:
The Adviser, in connection with the Eastern European Fund and Global Emerging Markets Fund, has entered into a subadvisory agreement as discussed in the prospectus. The Adviser pays a subadvisory fee of .125%. The funds will not be responsible for the subadviser’s fee.
PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE